UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 19, 2021

ACER THERAPEUTICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33004	32-0426967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Gateway Center, Suite 351 300 Washington Street Newton, Massachusetts	02458
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (844) 902-6100
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	ACER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 19, 2021, Acer Therapeutics Inc. (the “Company”) entered into a Collaboration and License Agreement (the “Collaboration Agreement”) with Relief Therapeutics Holding AG (“Relief”) providing for the development and commercialization of ACER-001 (sodium phenylbutyrate) for the treatment of various inborn errors of metabolism, including for the treatment of urea cycle disorders (“UCDs”) and Maple Syrup Urine Disease (“MSUD”).  The Collaboration Agreement is the culmination of the Option Agreement previously entered into between the Company and Relief on January 25, 2021 which provided a period of time up to June 30, 2021 for the parties to enter into a mutually acceptable definitive agreement with respect to the potential collaboration and license arrangements.

Within fifteen (15) business days of execution of the Collaboration Agreement, the Company will receive an approximately $10.0 million cash payment from Relief (originally $14.0 million, to be offset by repayment of the $4.0 million outstanding balance of the prior loan, plus interest, from Relief to the Company) (the “Reimbursement Payment”). Under the terms of the Collaboration Agreement, Relief will also pay the Company up to $20.0 million in U.S. development and commercial launch costs for the UCDs and MSUD indications (the “Development Payments”), although the final $10.0 million of the Development Payments is subject to a New Drug Application for ACER-001 in a UCD having been accepted for review by the U.S. Food and Drug Administration. Further, the Company retained development and commercialization rights in the U.S., Canada, Brazil, Turkey and Japan. The companies will split net profits from the Company’s territories 60%:40% in favor of Relief. Relief also licensed the rights for the rest of the world, where the Company will receive from Relief a 15% royalty on all revenues received in Relief’s territories. The Company could also receive a total of $6.0 million in milestones based on the first European (EU) marketing approvals for UCDs and MSUD.

In connection with cancellation of the $4.0 million promissory note executed by the Company in favor of Relief on January 25, 2021, Relief also will release its security interest in all of the Company’s assets.

The foregoing description of the transactions contemplated by the Collaboration Agreement, as well as the document itself, does not purport to be complete and are qualified in their entirety by reference to Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 8.01. Other Events.

ACER-001 Collaboration and License Agreement

On March 22, 2021, the Company and Relief issued a joint press release titled “Relief and Acer Therapeutics Sign Collaboration and License Agreement for Worldwide Development and Commercialization of ACER-001 for the Treatment of Urea Cycle Disorders and Maple Syrup Urine Disease,” a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Projected Cash Runway

Assuming receipt of the Reimbursement Payment and the subsequent Development Payments as per the Collaboration Agreement, combined with its existing resources, the Company believes that it will have sufficient cash and cash equivalents on hand to fund its currently anticipated operating and capital requirements for its business into mid-2022. This statement is based on management’s current expectations and involves risks and uncertainties. Actual results and performance could differ materially from that estimate. Disclosure regarding those risks and uncertainties is included in the Company’s SEC filings, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Cautionary Statement Regarding Forward-Looking Information

Certain statements either contained in or incorporated by reference into this document, other than purely historical information, including estimates, projections and statements relating to Acer’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” All statements, other than statements of historical facts, included in or incorporated by reference into this document regarding strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements relating to Acer’s projected cash runway and the benefits and results of the Collaboration Agreement entered into with Relief with respect to ACER-001; the potential for ACER-001 to target diseases; the adequacy of Acer’s capital to support its future operations and its ability to successfully continue its development programs; Acer’s ability to secure the additional capital necessary to fund its various product candidate development programs; and the development and commercial potential of any of Acer’s product candidates including  ACER‑001. Acer may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with Acer’s ability to benefit and achieve the results contemplated by the Collaboration Agreement with Relief, the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources to fund Acer’s various product candidate development programs and to meet its business objectives and operational requirements, the fact that the results of earlier studies and trials may not be predictive of future clinical trial results, the protection and market exclusivity provided by Acer’s intellectual property, risks related to the drug discovery and the regulatory approval process and the impact of competitive products and technological changes. Acer disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made. You should review additional disclosures Acer makes in its filings with the Securities and Exchange Commission, including its Quarterly Reports on Form 10‑Q and its Annual Report on Form 10-K. You may access these documents for no charge at http://www.sec.gov.

Item 9.01.Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1*	Collaboration and License Agreement, dated March 19, 2021, by and between Acer Therapeutics Inc. and Relief Therapeutics Holding AG.

99.1

Press release issued by Acer Therapeutics Inc. dated March 22, 2021 titled “Relief and Acer Therapeutics Sign Collaboration and License Agreement for Worldwide Development and Commercialization of ACER-001 for the Treatment of Urea Cycle Disorders and Maple Syrup Urine Disease.”

*  Portions of this exhibit have been omitted for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 22, 2021	ACER THERAPEUTICS INC.

	By:	/s/ Harry S. Palmin
Harry S. Palmin
Chief Operating Officer and Chief Financial Officer

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